Exhibit 10.1


                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


                                     Between


                                 GREKA AM, INC.
                                  as Borrower,


                                       AND


                      INTERNATIONAL PUBLISHING HOLDING INC.
                                    as Lender





                          Dated: as of October 1, 2002

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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
1.       Definitions..........................................................1
2.       Fees.................................................................3
3.       The Note.............................................................3
4.       Title Insurance......................................................3
5.       Conditions Precedent to Lender's Obligations.........................4
6.       Representations and Warranties of Borrower...........................5
7.       Survival of Representations and Warranties...........................9
8.       Affirmative Covenants................................................9
9.       Negative Covenants of Borrower......................................11
10.      Events of Default...................................................13
11.      Remedies............................................................14
12.      Payment of Expenses.................................................15
13.      Lender's Right to Assign............................................16
14.      Lender's Release of Liens...........................................16
15.      Default Interest Rate...............................................16
16.      Usury Savings.......................................................16
17.      Notices.............................................................16
18.      No Waiver...........................................................17
19.      Failure to Exercise Rights..........................................17
20.      Amendment of Other Original Loan Documents..........................18
21.      Miscellaneous.......................................................18
22.      Successors and Assigns..............................................19
23.      Waiver of Jury Trial................................................19
24.      Releases of Collateral..............................................20
25.      Confidentiality.....................................................20
26.      Entire Agreement....................................................20


Schedules

Schedule A    -    Description of the Collateral
Schedule B    -    Principal Loan Documents
Schedule C    -    Permitted Encumbrances
Schedule D    -    Exceptions to Borrower's Representations and Warranties

                                      (ii)

                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

     THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Agreement"), dated as of October 1, 2002, between GREKA AM, INC., a Colorado corporation, having a place of business at 2801B Santa Maria Way, Santa Maria, California 93456 ("Borrower"), and INTERNATIONAL PUBLISHING HOLDING INC., a Cayman Islands corporation, having an address at Sea View Office, Gevers Deynootweg 61, 8th Floor, 2586 BJ The Hague, The Netherlands ("Lender").


                              W I T N E S S E T H:

     WHEREAS, on April 2, 2002, Greka AM, Inc., a Colorado corporation (the "Borrower"), executed and delivered to KSI Funding Inc. (the "Agent"), as agent for Yafim Investments Ltd ("Yafim" and, together with the Agent, the "Assignor") a Promissory Note (the "KSI Note") evidencing indebtedness of Borrower to Assignor of up to $6 million;

     WHEREAS, the KSI Note was issued pursuant to the terms of a Loan and Security Agreement between Borrower and Assignor (the "Original Loan Agreement");

     WHEREAS, prior to the date hereof, the unpaid principal amount of the KSI Note was reduced to $4 million;

     WHEREAS, the Assignor has sold, transferred and assigned to Lender all of the Assignor's right, title and interest in, to and under, among other things, the KSI Note, the Original Loan Agreement and all other documents and instruments executed or delivered pursuant to the Original Loan Agreement (collectively, the "Original Loan Documents"); and

     WHEREAS, Borrower and Lender have agreed to revise the payment terms evidenced by the KSI Note and on certain related matters and, in that connection, Borrower and Lender wish to enter into this Agreement relating to the outstanding loan of $4 million (the "Loan") and to amend and restate certain of the other Original Loan Documents; and

     NOW, THEREFORE, in consideration of the foregoing and of the covenants and conditions hereinafter set forth, Borrower and Lender hereby agree as follows:

1.   Definitions. As used herein:

     (a) "Affiliate" of any Person shall mean any other Person which, directly or indirectly, controls or is controlled by, or is under common control with such Person. For the purposes of this definition, "controls" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

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     (b) "Bank of Texas" shall mean Bank of Texas, N.A.


     (c) "Business Day" shall mean any day upon which banks located in the State of New York generally are open to conduct regular banking business.

     (d) "California Deed of Trust" shall mean the Deed of Trust, Assignment of Leases, Assignment of Rents, Security Agreement and Fixture Filing, dated as of April 2, 2002, between Borrower and Assignor relating to certain real property (a legal description of which is set forth on Schedule A) owned by Borrower and located in the State of California, County of Santa Barbara.

     (e) "Closing Date" shall mean the date on which this Agreement is executed by the parties hereto and the conditions set forth in Paragraph 5 are fulfilled to the satisfaction of Lender.

     (f) the "Collateral" shall mean the real property pledged pursuant to the Indiana Mortgage and the California Deed of Trust.

     (g) the "Default Rate" shall have the meaning ascribed thereto in the Note.

     (h) "Event of Default" shall have the meaning ascribed to such term in Paragraph 10 hereof.

     (i) "Governmental Authority" or "Governmental Authorities" shall mean any federal, state, county or municipal governmental agency, board, commission, officer, official or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and having jurisdiction over Borrower, any Obligor or the Collateral.

     (j) the "Guarantor" shall mean Greka Energy Corporation, a Colorado corporation.

     (k) the "Guaranty" shall mean the Amended and Restated Guaranty of even date hereof from Guarantor to Lender.

     (l) the "Indemnified Party" and "Indemnified Parties" shall mean Lender and its directors, officers, trustees, partners, employees, agents, attorneys and shareholders.

     (m) the "Indiana Mortgage" shall mean the Mortgage, Security Agreement and Assignment of Rents, dated as of March 30, 2002, between Calox and Assignor relating to certain real property ( a legal description of which is set forth on Schedule A) owned by Calox and located in the State of Indiana, County of Monroe.

     (n) the "Loan Documents" shall mean this Agreement, the Note, the California Deed of Trust (as amended as contemplated by this Agreement), the Indiana Mortgage (as amended as contemplated by this Agreement), the Guaranty and any other documents or agreements executed by Borrower or any Obligor in favor of Lender in connection with the Loan as such documents are more specifically described on Schedule B annexed hereto and made a part hereof.

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     (o) the "Note" shall mean the Amended and Restated Promissory Note dated the date hereof between Borrower and Lender and evidencing the Loan.

     (p) "Obligor" shall mean and include the Guarantor and Calox Corp.
("Calox").

     (q) "Permitted Encumbrances" shall mean the liens and encumbrances described on Schedule C annexed hereto.

     (r) "Person" or "Persons" shall mean any one or more individuals, partnerships, corporations (including a business trust), joint stock companies, limited liability company, trusts, unincorporated associations, joint ventures or other entities, or a foreign state or political subdivision thereof or any agency of such state of subdivision.

(s) "Uniform Commercial Code" shall mean the Uniform Commercial Code, as enacted in the State of New York and amended from time to time.

2. Fees. On the date hereof, Borrower shall pay, or cause there to be paid, to Lender or as directed by Lender, the following:

     (a) $45,000 to Lender as a restructuring fee ("Restructuring Fee").

     (b) $42,346 representing all legal fees and certain expenses incurred by Lender through September 30, 2002 in connection with the purchase of the KSI Note and related documents and the transactions contemplated hereby.

     (c) $13,500 being an estimate of the legal fees and expenses that Lender expects to incur after the date hereof.

     (d) $6,500 being an estimate of the insurance premiums, recording fees and expenses of obtaining the mortgage title insurance policies referred to in
Section 4.

     (e) $36,986.83 representing all prior invoices or expenses of Lender relating to: (i) the credit support provided by Lender in connection with the Original Loan Agreement and (ii) the travel expenses of a member of the board of directors of Lender for testifying on behalf of the Guarantor in the Pembrooke litigation.

3. The Note. All of Borrower's obligations hereunder and under the Note are secured by the Indiana Mortgage and the California Deed of Trust and are guaranteed by the Guaranty. Should the principal of or interest on the Note become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, in the case of principal, interest shall be payable thereon at the rate per annum specified in the Note during such extension.

4. Title Insurance. Borrower shall use its best efforts to cooperate with Lender to enable Lender to obtain, at the expense of Borrower, mortgage title insurance policies insuring Lender's lien: (a) evidenced by the California Deed of Trust, as modified by the instrument referred to in Section 5(d), in the amount of $4 million and (b) evidenced by the Indiana Mortgage, as modified by the instrument referred to in Section 5(e) in the amount of $2 million. Such

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title policies shall be: (i) on ALTA forms, except that no survey will be required and (ii) subject only to such exceptions and endorsements as may be acceptable to Lender. Borrower warrants and represents to Lender that: (A) Borrower owns fee simple title to the real property secured by the California Deed of Trust; (B) Calox owns fee simple title to the real property secured by the Indiana Mortgage, and (C) neither Borrower nor Calox has created or suffered there to exist any material mortgage, lien, charge or other encumbrance on the Collateral except: (1) with respect to the California Deed of Trust, those exceptions to title reflected in title report No. 3020306 dated September 25, 2002, issued by Lawyers Title Insurance Company (Items 1-68) and (2) with respect to the Indiana Mortgage, those exceptions to title reflected in title commitment No. 11034898 dated April 9, 2002 issued by First American Title Insurance Company (Items 1-24). It shall be a default hereunder if the mortgage title insurance policies referred to in this Section 4 have not been issued to Lender by 5 pm, New York time, on Friday, October 18, 2002, if such failure is attributable to a breach by Borrower of any representation, warranty, covenant or agreement made by Borrower under this Agreement. In the event of such breach, Lender will give Borrower notice thereof and Borrower shall have the right to cure same within 15 days.

5. Conditions Precedent to Lender's Obligations. Lender's election to purchase the KSI Note and to accept the Note from Borrower is conditional upon the receipt by Lender of all of the following, in each case in form and substance satisfactory to the Lender in all respects:

     (a)  the Note, duly executed;

     (b)  this Agreement, duly executed;

     (c)  the Guaranty, duly executed;

     (d)  a Modification to the California Deed of Trust, duly executed;

     (e)  a Modification to the Indiana Mortgage, duly executed;

     (f)  [Intentionally Omitted]

     (g) the Amended and Restated Stock Option Agreement, dated the date hereof, between Guarantor and Lender;

     (h) payment of the Restructuring Fee and all other fees and expenses referred to in Section 2;

     (i) the articles of incorporation of Borrower and Guarantor, and all amendments thereof, certified by the Secretary of State of Colorado, together with a certificate of said Secretary of State to the effect that each such company is in good standing therein;

     (j) By-Laws of Borrower certified by an officer of Borrower;

     (k) an incumbency certificate of Borrower which shall certify the names and titles of the directors and officers of such company authorized to sign, in the name and on behalf of Borrower, this Agreement and each other Loan Document to be delivered pursuant to this Agreement by Borrower, together with the true signatures of such officers, upon which certificate the Lender may conclusively rely;

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     (l) resolutions of the board of directors of Borrower authorizing the transactions to be entered into by Borrower in connection with this Agreement;

     (m) an incumbency certificate of Guarantor which shall certify the names and titles of the directors and officers of such company authorized to sign, in the name and on behalf of Guarantor, the Guaranty and each other Loan Document to be delivered pursuant to this Agreement by Guarantor, together with the true signatures of such officers, upon which certificate the Lender may conclusively rely;

     (n) resolutions of the board of directors of Guarantor authorizing the transactions to be entered into by Guarantor in connection with the Guaranty;

     (o) an incumbency certificate of Calox which shall certify the names and titles of the directors and officers of such company authorized to sign, in the name and on behalf of Calox, the Indiana Mortgage and each other Loan Document to be delivered pursuant to this Agreement by Calox, together with the true signatures of such officers, upon which certificate the Lender may conclusively rely;

     (p) resolutions of the board of directors of Calox authorizing the transactions to be entered into by Calox in connection with the Indiana;

     (q) an estoppel letter executed by Borrower and Guarantor in favor of Lender certifying that neither Borrower nor Guarantor have any offsets, defenses, claims, counterclaims, causes of action or, any rights or remedies whatsoever exercisable against Lender, Lender's agents, employees, servants, representatives and attorneys, or specifying same, if any, to Lender, as of the date that the balance of the Loan is requested by Borrower; and

     (r) other information and documents reasonably requested by Lender.

6. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender as of the Closing Date as follows:

     (a) Borrower is a corporation, duly organized under the laws of the state of Colorado and validly existing in good standing under the laws of the state of Colorado and has all requisite power and authority and legal right to own its property, to carry on its business as it is now being conducted, to enter into this Agreement and the other Loan Documents entered into by it and to perform all of its obligations hereunder and thereunder.

     (b) The execution and delivery by Borrower of the Loan Documents, and the performance of its obligations thereunder, have been duly authorized by all necessary action, corporate or otherwise, and do not and will not: (i) require any further action, consent or approval on the part of the shareholders of Borrower; (ii) violate any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower, or the articles of incorporation, by-laws or regulations of Borrower; or (iii) result in any financial breach or other material breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which the Borrower or its properties may be bound or affected, and the Borrower is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument, which breach or default would materially impair Borrower's ability to service and repay the Loan pursuant to the terms of the Loan Documents.

     (c) The Loan Documents have been duly executed and delivered by Borrower and are legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

     (d) Except as set forth on Schedule D annexed hereto and made a part hereof, and to Borrower's knowledge, there is no material action, suit, proceeding, inquiry or investigation, at law or in equity, pending or threatened against or affecting Borrower or any of its properties or rights, wherein an unfavorable decision, ruling or finding would (i) to the extent not covered by insurance as to which the insurer has not disclaimed coverage, result in any material adverse change in the financial condition, business, properties or operations of Borrower; (ii) materially or adversely effect the transactions evidenced by the Loan Documents; (iii) materially impair the right of either to carry on its business substantially as now conducted; or (iv) adversely effect the validity or enforceability of the Loan Documents.

     (e) To the best of Borrower's knowledge, Borrower is in material compliance with all laws applicable to Borrower or its properties or assets.

(f) Borrower is a pre-existing Colorado corporation and actively engaged in the operation of its business and was not created as a vehicle to obtain the loan from Assignor evidenced by the KSI Note (the "KSI Loan"). The proceeds of the KSI Loan were used by Borrower for the purposes set forth in the Original Loan Agreement, and the proceeds of the KSI Loan were paid over or diverted by Borrower to any member, manager, officer, director or shareholder of Borrower, any Obligor or any other person.

     (g) The following persons constitute all of the shareholders of Borrower:

                   Shareholder                          % Ownership Interest
                   -----------                          --------------------

                   Greka Energy Corporation             100%

     (h) The following persons constitute all of the directors and officers of Borrower, and hold the following offices:

                   Name                              Title
                   ----                              -----

                   Randeep Grewal                    President
                   Susan Whalen                      Vice President
                   Susan Whalen                      Secretary

     (i) There has been no material adverse change in the condition, financial or otherwise, of Borrower since the date of its most recent financial statements furnished to Lender.

     (j) Except as set forth on Schedule D annexed hereto and made a part hereof, Borrower's properties and assets (other than the Collateral) reflected on Borrower's and Calox's most recent financial statements, as applicable, are free and clear of all mortgages, pledges, material liens, charges or other encumbrances.

     (k) Except as otherwise permitted, Borrower and each Obligor have filed all federal, state and other income or franchise tax returns which are required to be filed and have paid all known taxes due or which may become due pursuant to such returns or pursuant to any assessment received by it.

     (l) All timely authorizations, permits, approvals and consents of Governmental Authorities which may be required in connection with the valid execution and delivery of this Agreement and the other Loan Documents and the carrying out or performance of any of the activities or transactions required or contemplated hereunder or thereunder have been obtained (and remain in full force and effect).

     (m) All financial statements, information and other financial data furnished by Borrower or any Obligor to Lender in connection with the Agreement
(i) were true, correct and complete in all material respects, as of the date of said financial statements, information and other data, (ii) such financial statements present fairly the financial condition of Borrower or any such Obligor at the respective dates thereof and the results of operations and changes in financial position for the periods to which they apply, and (iii) there have been no material adverse changes in the financial condition of Borrower or any such Obligor since the delivery by Borrower or any such Obligor, as the case may be, to Lender of the most recent financial statements.

     (n) Borrower's and each Obligor's respective assets, at a fair valuation, exceed Borrower's and such Obligor's respective liabilities, as applicable (including, without limitation, contingent liabilities). Borrower anticipates the ability to pay the principal amount of the Note (the "Loan") other amounts due under the Loan Documents as they become due and payable. Each of the Borrower and the Obligors has assets sufficient to carry on its business.

     (o) Proceeds from the KSI Loan were used only (i) to refinance existing indebtedness, (ii) for working capital, (iii) to pay the fees and expenses required to be paid to or on behalf of Assignor in connection with the KSI Loan, and (iv) other proper corporate purposes. No part of the proceeds of the KSI Loan were used, directly or indirectly, for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or for the purpose of purchasing or carrying or trading in any stock under such circumstances as to involve Borrower in a violation of Regulation U of the Board of Governors of the Federal Reserve System. In particular, without limitation of the foregoing, no part of the proceeds from the KSI Loan were intended to be used to acquire any publicly-held stock of any kind. As used in this subparagraph (o), the terms "margin stock" and "purpose of purchasing or carrying" shall have the meanings assigned to them in the aforesaid Regulation U, and the term "publicly-held," in respect to securities, shall have the meaning assigned to it in Section 220.7(a) of Regulation T of the Board of Governors of the Federal Reserve System.

     (p) None of Borrower or the Obligors is in violation of or in default under (nor on the Closing Date is there any waiver in effect which, if not in effect, would result in a violation or default under) any provision of Borrower's or such Obligor's articles of incorporation and by-laws or in violation of any law, governmental order, rule or regulation, so as to affect adversely in any material manner its business, assets or financial conditions.

     (q) All statements, representations and warranties made by Borrower or any Obligor under any other Loan Document or any other agreement, document, certificate or instrument previously furnished or to be furnished by said person to Lender under this Agreement or in connection with the Loan: (i) are and shall be true, correct and complete in all material respects at the time they were made and, in the case of those made prior to the Closing Date, on and as of the Closing Date, (ii) do not and shall not contain any untrue statement of a material fact at the time made, and (iii) do not and shall not omit to state a material fact at the time made necessary in order to make the information contained herein or therein not misleading or incomplete. Each of Borrower and the Obligors understands that all such statements, representations and warranties shall be deemed to have been relied upon by Lender as a material inducement to purchase the KSI Loan and accept the Note.

     (r) No person is entitled to receive from Borrower or any Obligor any brokerage commission, finder's fee or similar fee or payment in connection with the consummation of the transactions contemplated by this Agreement. No brokerage or other fee, commission or compensation is to be paid by Lender by reason of any act, alleged act or omission of Borrower or any Obligor with respect to the transaction contemplated hereby.

     (s) Neither Borrower nor Calox has knowledge of any of the following:

         (i) The material release or threatened release of any hazardous substance, pollutant or contaminant as each such term is presently defined in any applicable environmental laws resulting from any activity by or on behalf of Borrower, Calox or any predecessor in interest to the Collateral, including, without limitation, the generation, handling, storage, treatment, transportation or disposal of any hazardous substance, pollutant or contaminant at any of the past or present business locations and facilities, Borrower or Calox; or

         (ii) Any past or future action taken or to be taken by any federal, state, county or municipal Governmental Authority or by any other person under any applicable environmental laws concerning the release of any hazardous substance, pollutant or contaminant into the soil, air, surface or subsurface water or the environment in general from any of the past or present business locations and facilities, Borrower or Calox; or

         (iii) Any claims or actions brought or which are threatened to be brought by any Person against Borrower or Calox for damages occurring at or outside of any of the past or present business locations and facilities of Borrower or Calox resulting from the alleged release or threatened release of any hazardous substance, pollutant or contaminant by Borrower, Calox or any predecessor in interest, including, without limitation, claims for health effects to Persons, property damage and/or damage to natural resources.

     (t) Borrower's address set forth above is the location of Borrower's chief executive office.

     (u) Borrower does not hold any instrument or chattel paper connected with any accounts (as such term is defined in the Uniform Commercial Code).

     (v) No surety bonds have been issued on behalf of Borrower with respect to any contracts or purchase orders out of which accounts(as such term is defined in the Uniform Commercial Code) have arisen or are expected to arise.

     (w) Borrower and Calox are the sole owners of the Collateral, as applicable.

     (x) Each of Borrower Calox has all material permits or approvals required by Governmental Authorities as of the Closing Date with respect to Borrower, Calox or the Collateral, as applicable.

     (y) The aggregate amount of indebtedness owed to the Bank of Texas as of the date hereof does not exceed $5,575,000.

7. Survival of Representations and Warranties. Any environmental representations and warranties made by Borrower or Calox herein or in any other Loan Document shall survive the execution of this Agreement and the repayment of the Loan.

8. Affirmative Covenants. Borrower hereby covenants and agrees that so long as the Loan shall remain outstanding hereunder, the Borrower shall comply with the following covenants:

     (a) Borrower shall keep and maintain complete and accurate books, accounts and records. Borrower shall permit access thereto and examination thereof by Lender and any authorized representatives of Lender, at all reasonable times and places during normal business hours (including the right to make copies thereof at the cost and expense of Borrower).

     (b) Borrower shall comply, and shall cause Calox to comply, in all material respects with all applicable federal, state, county and municipal laws, rules, regulations and orders of any Governmental Authority having jurisdiction over Borrower or Calox, subject to the limitations expressly set forth in the Indiana Mortgage and the California Deed of Trust, except to the extent contested in good faith and by proper proceedings or where the failure to so comply would not have a material adverse effect on Borrower or Calox, including, without limitation, all environmental laws and health and safety laws.

     (c) Borrower shall promptly notify Lender upon Borrower having knowledge of the occurrence of any Event of Default or an event which, with the giving of notice or passage of time or both, would constitute an Event of Default and of the occurrence of any event or the commencement of any action, suit or proceeding which, if adversely determined, would adversely affect the condition, financial or otherwise, of Borrower or any Obligor.

     (d) Borrower shall indemnify, protect, defend and save harmless the Indemnified Parties from and against (i) any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims, or demands, by third parties including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with the Loan and the transactions contemplated herein, and (ii) any and all losses, damages, expenses or liabilities sustained by Lender in connection with any environmental sampling or cleanup relating to any properties or assets owned or otherwise used by Borrower in the operation of its business, or mandated by any Environmental Law; provided, however, Borrower shall not be obligated to indemnify, protect, defend and save harmless an Indemnified Party, if the loss, damage, expense or liability was caused by or resulted from the gross negligence or willful misconduct of that Indemnified Party. In case any action shall be brought against an Indemnified Party based upon any of the above and in respect to which indemnity may be sought against Borrower, the Indemnified Party against whom such action was brought, shall promptly notify Borrower in writing, and Borrower shall assume the defense thereof, including the employment of counsel selected by Borrower and reasonably satisfactory to the Indemnified Party, the payment of all costs and expenses and the right to negotiate and consent to settlement. Upon reasonable determination made by the Indemnified Party, the Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the Indemnified Party's cost and expense. Borrower shall not be liable for any settlement of any such action effected without its consent, but if settled with Borrower's consent, or if there be a final judgment for the claimant in any such action, Borrower agrees to indemnify and save harmless said Indemnified Party against whom such action was brought from and against any loss or liability by reason of such settlement or judgment. The provisions of this subparagraph (d) shall survive the termination of this Agreement and the final repayment of the Loan.

     (e) Borrower shall maintain, and shall cause Calox to maintain, as applicable, the Collateral in good working condition, ordinary wear and tear excepted (including obsolete and abandoned property).

     (f) Borrower shall deliver to Lender the financial statements Borrower is required to file with the Securities and Exchange Commission ("SEC") when required to be filed with the SEC, including any extensions granted to Borrower by the SEC, provided that Borrower notify Lender of the grant of any such extension by the SEC within five (5) business days after the grant of any such extension.

     (g) Borrower will use, and shall cause Calox to use, commercially reasonable efforts to continue to hold all material licenses and permits for the operations of the Collateral.

     (h) Lender (by any of its officers, employees and agents) shall have the right, at reasonable times during Borrower's usual business hours (provided reasonable prior notice is given except if an Event of Default has occurred and is continuing), to inspect the Collateral, all records related thereto (and to make extracts from such records) and the premises upon which any of the Collateral is located, to discuss Borrower's or Calox's affairs and finances with any person and to verify the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral provided that any such inspection, discussion or verification does not unreasonably interfere with the operation of Borrower's or Calox's business.

     (i) Borrower will furnish Lender with at least ten (10) days' prior written notice of any change in location of or addition to the chief executive office of it or any Obligor, the office where it or any Obligor keeps their records concerning the Collateral.

     (j) Borrower will pay and discharge, and require its subsidiaries and the Obligors to pay and discharge, when due, all known taxes, assessments or other governmental charges imposed on them or any of their respective properties, unless the same are currently being contested in good faith by appropriate proceedings and adequate reserves are maintained therefor.

     (k) Borrower will operate, and will cause Calox to operate, the Collateral in material compliance with all applicable orders, rules and regulations promulgated by the jurisdictions and agencies thereof where such properties are located and duly file or cause to be filed such reports and/or information returns as may be required or appropriate under applicable orders, regulations or law.

     (l) Borrower will, and will cause Calox to, permit the Lender's representatives and/or agents full and complete access to any or all of the Collateral and financial records, to make extracts from and/or audit such records and to examine and discuss the Borrower's and Calox's properties, business, finances and affairs with the Borrower's or Calox's officers and outside accountants.

     (m) Borrower will, and will cause each Obligor to, continue to operate its business substantially in the manner it is now being operated.

9. Negative Covenants of Borrower. Borrower hereby covenants and agrees that so long as the Loan shall remain outstanding, Borrower shall not:

     (a) Except for the Permitted Encumbrances: (i) create, incur, assume or suffer to exist any mortgage, deeds of trust, pledge, security interest, encumbrance, material lien or charge of any nature upon or with respect to the Collateral, except for material encumbrances, liens or charges that are disputed in good faith by Borrower or Calox and adequate reserves are maintained therefor in accordance with generally accepted accounting principles, or (ii) sign or file under the Uniform Commercial Code of any jurisdiction a financing statement with respect to the Collateral which names Borrower or Calox as a debtor or
(iii) sign any security agreement authorizing any secured party thereunder to file such financing statement with respect to the Collateral. Borrower further covenants and agrees not to grant, or permit Calox to grant, any similar negative pledge to any other lender with respect to the Collateral.

     (b) Without the prior written consent of Lender, make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in any Person other than an Affiliate of the Borrower.

     (c) Without the prior written consent of Lender, enter into any merger or consolidation or liquidate or wind-up or dissolve itself (or suffer any liquidation or dissolution) or permit any Obligor to do the same.

     (d) Materially change, amend, alter or modify the articles of incorporation, by-laws, or other governing documents of Borrower or permit any Obligor to do any of the foregoing.

     (e) Enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any officer, director, shareholder or partner of Borrower, any Obligor or any of the foregoing, except for arm's length transactions with affiliates.

     (f) Except for distributions, dividends or loans to its corporate parent, and loans to is Affiliates, Borrower shall not declare or pay any dividends on, distributions on or make any payment on account of, or set apart assets or a sinking fund for the purchase, redemption, defeasance, retirement or other acquisition of, any interest, shares or any class of stock or any warrant or option to purchase any such stock whether now or hereafter outstanding or make any other distribution in respect thereof, directly or indirectly whether in cash or property or obligations, provided such distributions, dividends or loans would not lead to a monetary default under the Loan Documents.

     (g) Borrow any additional funds from the Bank of Texas, nor permit the aggregate indebtedness owing by Borrower and its Affiliates to the Bank of Texas to exceed $5,575,000, nor shall Borrower create, incur, suffer to exist any other indebtedness, except (i) indebtedness in respect of the Loan; (ii) indebtedness in respect of purchase money liens permitted in (a) above, and
(iii) indebtedness, if any, outstanding as of the date of this Agreement and shown on the financial statements previously delivered to Lender.

     (h) Transfer, sell or otherwise convey any interest or shares of capital stock in Borrower or any Obligor.

     (i) Purchase any inventory or equipment except in the ordinary course of business from persons customarily in the business of selling such inventory or equipment.

     (j) Allow its or any Obligor's corporate existence to be other than in good standing and will not, without the prior written consent of Lender, dissolve or liquidate, or merge or consolidate with or acquire or affiliate with any other business entity or form any subsidiary or permit any Obligor to do any of the foregoing.

     (k) Change its name, or permit any Obligor to change its name without furnishing to Lender at least ten (10) days' prior written notice thereof.

     (l) Utilize any trade name other than Greka Energy, and will not in the future utilize any trade name without furnishing to Lender at least ten (10) days prior written notice thereof, except as permitted hereunder.

     (m) Change the nature of its business or cease to carry on or operate its business as it is now being conducted, or permit any Obligor to do any of the foregoing.

     (n) Sell, assign, transfer or dispose of any ownership interest or shares of stock of Borrower, voluntarily or involuntarily, by operation of law or otherwise.

     (o) Create, incur, suffer to exist, assume, guaranty, endorse, become a surety, or otherwise become liable for the debt or other obligations of any other Person whether directly or indirectly, or make or incur any advance, purchase commitment, other obligation or loan for the direct or indirect purpose of paying or discharging any such obligations or permit any Obligor to do any of the foregoing.

10. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" hereunder, subject to (i) with respect to subparagraphs
(a) and (b) below, written notice to Borrower and a ten (10) day opportunity to cure from the date of receipt of such written notice to Borrower, and (ii) with respect to subparagraphs (d) through (k) below (other than subparagraphs (d), (g) or (h)), written notice to Borrower and a twenty (20) day opportunity to cure from the date of receipt of such written notice to Borrower. With respect to subparagraphs (d), (g) or (h) below, it is expressly understood and agreed that Lender shall not provide any notices to Borrower (including, but not limited to, Lender's intention to accelerate maturity, notices of acceleration of maturity and/or demand for payment) or provide Borrower an opportunity to cure and that the default by Borrower with respect to subparagraph (d), (g) or
(h) below shall entitle Lender to immediately take any one or more of the remedies granted to Lender herein or in any other Loan Document.

     (a) failure of Borrower to make any payment of any installment of principal or interest when due under the Note;

     (b) failure of Borrower or any Obligor to pay any other sum when due to be paid by them hereunder or under the Note or any other Loan Document;

     (c) default in the performance, or breach, of any other covenant or agreement of Borrower or any Obligor under this Agreement or any of the other Loan Documents;

     (d) any representation or warranty of Borrower made herein or by Borrower or any Obligor in connection with the Loan or under any of the other Loan Documents shall have been incorrect in any material respect as of the time when the same shall have been made;

     (e) as to Borrower or any Obligor, any merger, consolidation, sale of all or substantially all of the assets (other than a sale by Calox of its assets), cessation of business, liquidation, dissolution or change of ownership;

     (f) if Borrower or any Obligor makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts as they mature;

     (g) if there shall be filed by Borrower or any Obligor a petition in bankruptcy for liquidation or for reorganization, or a custodian, receiver or agent is appointed or authorized to take charge of its properties, or Borrower or any Obligor authorizes any such action;

     (h) if there shall be filed against Borrower or any Obligor a petition in bankruptcy, for liquidation, or for reorganization, or a custodian, receiver, or agent is appointed or authorized to take charge of its properties and Borrower or any Obligor, as the case may be, has not consented to or authorized such action and such action is not dismissed within sixty (60) days;

     (i) revocation or termination by any Guarantor of its guaranty guarantying the Loan, revocation by Borrower or Calox of the California Deed of Trust or the Indiana Mortgage, as applicable, termination or release (whether whole or partial) of the California Deed of Trust or Indiana Mortgage or of any of the security interests granted thereunder or material diminution in value of the Collateral;

     (j) if any material license, permit, registration, vendor account or other approval required for the normal operation of the Collateral shall be suspended or shall cease to be in full force and effect;

     (k) Borrower fails to maintain at any time the insurance required to be maintained under the Loan Documents;

     (l) Any Event of Default or default (in each case, howsoever defined) under any of the other Loan Documents; and

     (m) failure of Borrower to comply with any other material non-monetary obligations under the Loan Documents.

     (n) if the Bank of Texas takes any action to foreclose upon any of the collateral securing indebtedness owed to it by any Obligor.

11.  Remedies.
     --------

     (a) Upon the occurrence of an Event of Default and at any time thereafter during the continuance of such Event of Default, in addition to any remedies available to Lender under applicable law, Lender may take one or more of the following remedial steps in any order of priority:

         (i) Declare immediately due and payable the outstanding principal balance of the Note, together with all accrued and unpaid interest, fees and other sums or expenses payable thereunder and hereunder and accordingly accelerate payment thereof;

         (ii) Take any action at law or in equity against Borrower or the Guarantor (subject to the terms of the Guaranty) (A) to collect the payments then due and thereafter to become due under the Loan Documents, or (B) to enforce performance and observance of any obligation, agreement or covenant of Borrower or such other parties under the Loan Documents;

         (iii) Exercise any and all rights and remedies provided for in the other Loan Documents and/or under the Uniform Commercial Code and other applicable law;

         (iv) Proceed with judicial process to take possession of all or any part of the Collateral provided for herein not already in the possession of Lender, subject to subparagraph 11(a)(v) below;

         (v) So long as Lender acts in accordance with judicial process as provided in subparagraph 11(a)(iv) above and in a commercially reasonable manner, assign, transfer and deliver at any time or from time to time the whole or any portion of the Collateral in accordance with the Uniform Commercial Code, and without limiting the scope of Lender's rights thereunder, Lender shall sell the Collateral at public or private sale, or in any other manner, at such price or prices as Lender may deem best in its reasonable discretion, and either for cash or credit, or for future delivery, at the option of Lender, in bulk or in parcels and with or without having the Collateral at the sale or other disposition. Lender shall have the right to be the purchaser at any public sale. Lender shall have the right to conduct such sales on Borrower's premises or elsewhere and shall have the right to use Borrower's premises without charge for such sales for such time or times as Lender may see fit, in its reasonable discretion. At any such sales, Lender is hereby granted license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the collateral, in advertising for sale and selling any collateral and Borrower's rights under all licenses and franchise agreements shall inure to Lender's benefit. In the event of a sale of the Collateral, or any other disposition thereof, Lender shall apply all proceeds first to all reasonable and actual costs and expenses of disposition, including reasonable attorneys' fees, and then to the obligations of Borrower to Lender; and

         (vi) Lender shall have the right immediately, and without notice or other action, to set-off against any of Borrower's obligations to Lender any sum owed by Lender to Borrower, in any capacity whether due or not, and Lender shall be deemed to have exercised such right of set-off and to have made a charge against any such sum immediately upon the occurrence of a Default, even though the actual book entries may be made at some time subsequent thereto.

     (b) No remedy conferred in this Agreement or the other Loan Documents is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or equity or by statute or otherwise.

12.  Payment of Expenses.
     -------------------

     (a) Borrower agrees that it shall pay, within forty-five (45) days after demand, all reasonable out-of-pocket expenses incurred by Lender in connection with the administration of the Loan, inspection of the Collateral during the course of the Loan and the enforcement of Lender's rights and remedies under the Loan Documents.

     (b) If the Borrower should fail to perform or observe, or to cause to be performed or observed, any covenant or obligation under this Loan Agreement or any of the other Loan Documents, then the Lender, may (but shall be under no obligation to) take such steps as are necessary to remedy any such nonperformance or nonobservance and provide for payment thereof, if any (which shall include, without limitation, steps necessary to cure any defaults of Borrower under any lease).

     (c) All amounts expended or advanced by the Lender pursuant to this Paragraph 12 shall become part of the outstanding principal balance of the Loan and the Note, shall be secured by the California Deed of Trust and the Indiana Mortgage, shall become due and payable by the Borrower upon demand by the Lender, and shall bear interest at the Default Rate (such interest to be calculated from the date of such advance by the Lender to the date of repayment thereof by the Borrower).

13. Lender's Right to Assign. Lender shall have the right to sell, assign, transfer or dispose of all or any part of its interest in the Loan without the consent or approval of Borrower and Guarantor. Notwithstanding the foregoing, Lender shall not sell, assign, transfer or dispose of all or any part of its interest in the Loan to a competitor of Borrower.

14. Lender's Release of Liens. If Borrower wishes to sell the property secured by the Indiana Mortgage, provided that the property secured by the California Deed of Trust has not therefore been sold, Lender agrees to release its lien therein (and all related collateral) at the request of Borrower provided Borrower disburses 100% of the net proceeds from said transaction to the Bank of Texas to reduce the principal amount then owing to such bank. In the event that less than 100% of the net proceeds are disbursed to the Bank of Texas, then Lender agrees to release the Indiana Mortgage (and all related collateral) upon
(a) receipt of $2,000,000 at closing of the proposed sale or (b) upon receipt of a cash amount equal to 50% of the net proceeds received by Calox after the prior payment to the Bank of Texas (the "Cash Amount"), plus similar collateral (in quality) valued at an amount equal to $2,000,000 (which collateral and its valuation shall be reasonably acceptable to Lender) reduced by the sum of: (i) the Cash Amount and (ii) the amount of the net proceeds paid to the Bank of Texas at closing. 15. Default Interest Rate. All sums advanced and all expenses incurred by Lender pursuant to any provision of this Agreement or of the other Loan Documents which are not paid when due shall bear interest at the Default Rate set forth in the Note from the date such sum was due until such sum is paid in full and shall be secured by the California Deed of Trust and the Indiana Mortgage.

16. Usury Savings. Notwithstanding anything to the contrary contained herein, under no circumstances shall the aggregate amount paid or agreed to be paid hereunder or under the Note exceed the highest lawful rate permitted under applicable usury law (the "Maximum Rate") and the payment obligations of Borrower under this Agreement and the Note are hereby limited accordingly. If under any circumstances, whether by reason of advancement or acceleration of the maturity of the unpaid principal balance hereof or otherwise, the aggregate amounts paid hereunder or under the Note shall include amounts which by law are deemed interest and which would exceed the Maximum Rate, Borrower stipulates that payment and collection of such excess amounts shall have been and will be deemed to have been the result of a mistake on the part of both Borrower and Lender or the holder of the Note, and the party receiving such excess payments shall promptly credit such excess (only to the extent such payments are in excess of the Maximum Rate) against the unpaid principal balance hereof and any portion of such excess payments not capable of being so credited shall be refunded to Borrower.

17. Notices. Any notices or other communications to be delivered to either party pursuant to this Agreement shall be delivered by (a) certified mail, return receipt requested, postage prepaid, (b) nationally recognized overnight courier against receipt therefor or (c) fax, with a copy simultaneously delivered to the attorney for such party, addressed to the parties at their address first set forth above and to their attorneys as follows:

     Borrower's Attorney:               Susan Whalen
                                        Greka Energy
                                        2801 B
                                        Santa Maria Way
                                        Santa Maria, California 93455
                                        Telephone: (805)347-8700
                                        Fax No.: (805) 347-1072

     Lender's Attorney:                 Jenkens & Gilchrist Parker Chapin LLP
                                        The Chrysler Building
                                        405 Lexington Avenue
                                        New York, New York 10174
                                        Attn:  Ivan W. Dreyer, Esq.
                                        Telephone No.:    (212) 704-6170
                                        Fax No.:          (212) 704-6288

     Borrower's Fax No.:                (212) 218-4679
     Lender's Fax No.:                  (011-31-70) 358-6664

     Any party may change its address for notices by delivering notice thereof to the other party hereunder. Notices by a party may be given on its behalf by its counsel. Notices shall be deemed delivered (a) five (5) Business days after mailing as aforesaid, (b) on the date shown on the courier's receipt or (c) on the date when faxed as shown on the log of the transmitting machines.

18. No Waiver. No course of dealing between Borrower and Lender or any failure or delay on the part of Lender or Borrower in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of Lender or Borrower and no single or partial exercise of any rights or remedies hereunder or under any of the other Loan Documents shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or under any of the other Loan Documents. In the event any agreement contained in this Agreement or the other Loan Documents should be breached and thereafter waived by Lender or Borrower, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder or thereunder.

19. Failure to Exercise Rights. Nothing herein contained shall impose upon Lender any obligation to enforce any terms, covenants or conditions contained in this Agreement and the other Loan Documents. Failure of Lender, in any one or more instances, to insist upon strict performance of any terms, covenants or conditions of this Agreement and the other Loan Documents, shall not be considered or taken as a waiver or relinquishment by Lender of its right to insist upon and to enforce in the future, by injunction or other appropriate legal or equitable remedy, strict compliance with all the terms, covenants and conditions of this Agreement and the other Loan Documents. The consent of Lender to any act or omission by Borrower shall not be construed to be a consent to any other or subsequent act or omission or a waiver of the requirement for Lender's consent to be obtained in any future or other instance.

20. Amendment of Other Original Loan Documents. The parties acknowledge and agree that, in addition to this Agreement and the other Original Loan Documents which are being amended and restated as of the date hereof, there are certain other ancillary agreements and documents ("Other Original Loan Documents") among or involving one or more of Borrower, Agent and Assignor, which were executed and delivered in connection with the KSI Note and the other Original Loan Documents, but which are not being specifically referred to herein or amended and restated in connection herewith. In lieu of making specific references thereto or preparing amendments and restatements thereof, the parties hereby agree and consent to the following: (i) all of the Other Original Loan Documents constituted Original Loan Documents which were sold, transferred and assigned to the Lender, as contemplated in the recitals of this Agreement, and (ii) all references to, and all addresses of, the Agent or the Assignor in any of the Other Original Loan Documents, where appropriate, shall be replaced with and shall hereafter be deemed to be references to, and the addresses of, the Lender.

21.  Miscellaneous.
     -------------

     (a) Choice of Law. THIS AGREEMENT WAS EXECUTED AND DELIVERED BY BORROWER AND ACCEPTED BY OR ON BEHALF OF LENDER IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW CONSIDERATION (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, PRIORITY, ENFORCEMENT AND FORECLOSURE OF THE LIENS AND SECURITY INTERESTS CREATED UNDER THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE JURISDICTION WHERE THE COLLATERAL SUBJECT TO SUCH LIENS AND SECURITY INTERESTS IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS, AND THE DEBT OR OBLIGATIONS ARISING HEREUNDER.

     (b) Jurisdiction. AT LENDER'S ELECTION, TO BE ENTERED IN ITS SOLE DISCRETION, ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST BORROWER OR LENDER ARISING OUT OF OR RELATING TO THIS NOTE OR THE OTHER LOAN DOCUMENTS SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW YORK, AND BORROWER WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. ANY PROCESS OR NOTICE OF MOTION OR OTHER APPLICATION TO ANY SUCH COURTS IN CONNECTION WITH ANY SUCH

ACTION OR PROCEEDING MAY BE SERVED UPON THE BORROWER BY REGISTERED MAIL TO, OR BY PERSONAL SERVICE AT, THE LAST KNOWN ADDRESS OF BORROWER, WHETHER SUCH ADDRESS BE WITHIN OR WITHOUT THE JURISDICTION OF ANY SUCH COURTS.

     (c) No modification or waiver of any provision of the Note or of this Agreement and no consent by Lender to any departure therefrom by the Borrower shall be effective unless such modification or waiver shall be in writing and signed by a duly authorized officer of Lender, and the same shall then be effective only for the period and on the conditions provided therein.

     (d) Borrower and each Guarantor, as the case may be, shall execute and deliver, or cause to be executed and delivered to Lender, all other instruments, certificates and agreements as Lender or Lender's counsel may reasonably require from time to time, including, but not limited to, estoppel certificates stating that the Loan is in full force and effect and that there are no defenses or offsets thereto, to effect, confirm or assure the rights, remedies and liens intended to be granted or conveyed to Lender under this Agreement or any other Loan Document.

     (e) A determination that any portion of this Agreement or any of the Loan Documents is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provisions of this Agreement or any Loan Document to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provisions it may apply to other persons or circumstances.

     (f) If and to the extent that this Agreement conflicts or is otherwise inconsistent with any of the provisions of the Loan Documents, whether or not any such inconsistency is expressly noted herein, this Agreement shall prevail.

(g) This Agreement and other Loan Documents may be executed and delivered in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

22.  Successors and Assigns.
     ----------------------

     (a) Borrower may not assign its rights under this Agreement without the prior written consent of Lender. Any such attempted assignment in violation of this Agreement shall be void and of no effect.

     (b) Subject to Section 21(a) hereof, all covenants and agreements in this Agreement shall bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto and any holder or holders of the Note or any portion thereof.

23. Waiver of Jury Trial. BORROWER AND LENDER AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY BORROWER OR LENDER ON OR WITH RESPECT TO THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS

OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. BORROWER AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS LOAN AGREEMENT AND THAT LENDER WOULD NOT EXTEND CREDIT TO BORROWER (AS APPLICABLE) IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS LOAN AGREEMENT.

24. Releases of Collateral. The Lender may release, regardless of consideration, the obligation of any Person or Persons liable for payment of any of the obligations secured hereby, or may release any part of the Collateral now or hereafter given to secure the payment of the obligations or any part thereof, without impairing, reducing or affecting the obligations of the Borrower under the Loan Documents.

25. Confidentiality. Each party to this Agreement will hold, and will use its best efforts to cause its officers, directors, employees, consultants, advisors, agents and representatives (including without limitation, its attorneys, accountants and financial advisors) (collectively, its "Representatives") to hold, in confidence, unless compelled to disclose by regulatory or judicial process, this Agreement and all transactions contemplated by this Agreement, provided that such confidential information may be disclosed to its Representatives, lenders and other investors in connection with the transactions contemplated by this Agreement so long as such persons are informed of the confidential nature of such information and are directed to treat such information confidentially in accordance with the terms of this Agreement.

26. Entire Agreement. This Agreement, and all other Loan Documents executed in connection herewith constitutes the entire agreement between the parties hereunder with respect to the subject matter hereof, and supercedes and replaces any earlier agreements and understandings between the parties hereto, and the parties acknowledge and agree that there are no oral or collateral understandings, agreements, representations, warranties, promises, or undertakings of any nature whatsoever, express or implied, not expressly set forth herein.

                   [Balance of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Loan and Security Agreement as of the day and year first set forth above.



ATTEST:                                     LENDER:
                                            INTERNATIONAL PUBLISHING HOLDING
                                            INC.

                                            By:  /s/  Rienk H. Kamer
                                               ---------------------------------
 /s/  Dr. A.G.M. old Belt                             Rienk H. Kamer
 ---------------------------------                    Head of Investments
Name: Dr. A.G.M. old Belt
Title:  Head of Scientific Research





ATTEST:
                                            BORROWER:
                                            GREKA AM, INC.

                                            By:  /s/  Randeep S. Grewal
                                               ---------------------------------
-------------------------                             Randeep S. Grewal
Name:                                                 President
Title:



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